                                EXHIBIT 10(a)

                     SIXTH AMENDMENT TO LOAN AGREEMENT

            THIS SIXTH AMENDMENT TO LOAN AGREEMENT ("Sixth Amendment"), dated as of April 3, 1995, is by and among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), ENERGY
ABSORPTION
 SYSTEMS, INC., a Delaware corporation ("EAS"), DISC
MANUFACTURING,
 INC., a Delaware corporation ("DMI"), LEGAL TECHNOLOGIES, INC., a
Delaware Corporation ("LTI"), STENOGRAPH CORPORATION, a
 Delaware
 corporation ("Stenograph"), DISCOVERY PRODUCTS, INC. f/k/a STENOGRAPH LEGAL SERVICES, INC., a Delaware corporation
("SLS"),
 SPIN-CAST PLASTICS, INC., an Indiana corporation ("Spin-Cast"), COURT TECHNOLOGIES, INC., a Delaware corporation ("Court"), COMPOSITE COMPONENTS, INC., a Delaware corporation ("CCI"), INTEGRATED INFORMATION SERVICES, INC., a Delaware
corporation
 ("IIS"), LITIGATION SCIENCES, INC., a Delaware corporation ("LSI"), and SAFE-HIT CORPORATION, a Nevada corporation (Safe-Hit"), the lenders ("Lenders") named in the Loan Agreement referred to below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation
 ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent"). Quixote, EAS, DMI, LTI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LSI, and Safe-Hit are individually and collectively referred to herein as "Borrower".

                                 RECITALS

          A.   Quixote, EAS, DMI, Stenograph, SLS, Spin-Cast,
 Court, CCI, IIS, LTI, LSI, Safe-Hit, Agent and Lenders are parties to a certain Loan Agreement dated as of June 26, 1992, as amended by a First Amendment to Loan Agreement dated as of June 30, 1992, as further amended by a Second Amendment to Loan Agreement dated as of May 28, 1993, as further amended by a Third Amendment to Loan Agreement dated as of June 26, 1993, as further amended by a Fourth Amendment to Loan Agreement dated as of May 31, 1994, and as further amended by a Fifth Amendment to Loan Agreement dated as of December 15, 1994 (as so amended the "Loan Agreement").

          B. Pursuant to the terms of the Loan Agreement, and at the request of Borrower, the parties wish to further amend the Loan Agreement.

          C. In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:


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     1.   Amendment

          1.1 Section 5.1 of the Agreement is hereby amended by adding the following subsection (i) thereto:

          "(i) Within 52 days after the end of each fiscal quarter, copies of the unaudited consolidated and consolidating balance sheets of Quantic (as defined in Section 7.2) and its Subsidiaries as of the end of such quarter, and the related consolidated and consolidating statements of income for that portion of the fiscal year ending as of the end of such quarter, prepared in accordance with GAAP (subject to normal year end adjustments)."

          1.2 Section 7.2 of the Agreement is hereby amended by inserting at the end of such section the following:

          "and (iii) invest up to $7,500,000 to purchase not less than forty percent (40%) of the issued and outstanding capital stock of Quantic Industries, Inc. ("Quantic"). Notwithstanding anything to the contrary contained in this Section 7.2 or otherwise in this Agreement, neither Borrower nor any Subsidiary of Borrower shall make any other investment in, or make or accrue any loan or advance of money to Quantic, except as expressly permitted by, and in accordance with the terms of,
          Section 7.1 hereof."

     2. Representation and Warranties. In order to induce the Lenders to enter into this Sixth Amendment, each Borrower represents and warrants that:

          2.1  The representations and warranties set forth in
 Section 4 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Event of Default on the date hereof.

          2.2 The execution and delivery by each Borrower of this Sixth Amendment has been duly authorized by proper corporate proceedings of each Borrower and this Sixth Amendment, and the Agreement, as amended by this Sixth Amendment, each constitute a valid and binding obligation of each Borrower.

          2.3 Neither the execution and delivery by each Borrower of this Sixth Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any


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 Borrower's articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     3. Effective Date. This Sixth Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of four (4) copies of this Amendment duly executed by each Borrower, the Agent and all Lenders.

     4.   Reference to Loan Agreement.  From and after the
 Effective Date hereof, each reference in the Loan Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Loan Agreement, as amended by this and all previous Amendments.

     5.   Miscellaneous

          5.1  Except as specifically set forth herein, the Loan
 Agreement and all provisions contained therein shall remain and continue in full force and effect.

          5.2 The execution delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided for herein, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or (ii) any Default or Event of Default under the Loan Agreement.

          5.3 This Sixth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws.

          5.4 This Sixth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, this Sixth Amendment has been duly executed as of the date first written above.

 QUIXOTE CORPORATION                               THE NORTHERN TRUST
COMPANY,
                                                   as Agent and as Lender


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 By:  /s/Myron R. Shain                        By:  /s/Robert T. Jank
    ------------------------                      -----------------------
 Name:   Myron R. Shain                    Name:   Robert T. Jank
 Title:  Executive Vice                    Title:  Vice President
         President - Finance


 ENERGY ABSORPTION SYSTEMS, INC.                  LA SALLE NATIONAL
BANK,
                                                as Lender


 By:  /s/Myron R. Shain                     By:  /s/Betty T. Latson
   ------------------------                    -----------------------
 Name:   Myron R. Shain                     Name:   Betty T. Latson
 Title:  Vice President                     Title:  First Vice President


DISC MANUFACTURING, INC.                       NBD BANK, as Lender


By:  /s/Myron R. Shain                      By:  /s/Peter K. Gillespie
    --------------------------                  ---------------------------
Name:   Myron R. Shain                      Name:   Peter K. Gillespie
Title:  President                           Title:  Vice President


 STENOGRAPH CORPORATION                  LEGAL TECHNOLOGIES, INC.


 By:  /s/Myron R. Shain                   By:  /s/Myron R. Shain
    -----------------------                  ------------------------
 Name:   Myron R. Shain                   Name:   Myron R. Shain
 Title:  Vice President                   Title:  Vice President

 DISCOVERY PRODUCTS                       INTEGRATED INFORMATION
                                         SERVICES INC.


 By:  /s/Myron R. Shain                   By:  /s/Myron R. Shain
 Name:   Myron R. Shain                   Name:   Myron R. Shain
 Title:  Vice President                   Title:  Vice President

SPIN-CAST PLASTICS, INC.                   LITIGATION SCIENCES, INC.


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 By:  /s/Myron R. Shain                     By:  /s/Myron R. Shain
   ------------------------                    ------------------------
 Name:   Myron R. Shain                     Name:   Myron R. Shain
 Title:  Vice President                     Title:  Vice President

 COURT TECHNOLOGIES, INC.                SAFE-HIT CORPORATION



 By:  /s/Myron R. Shain                      By:  /s/Myron R. Shain
    ------------------------                     ------------------------
 Name:   Myron R. Shain                      Name:   Myron R. Shain
 Title:  Vice President                      Title:  Vice President

 COMPOSITE COMPONENTS, INC.



 By:  /s/Myron R. Shain
     ------------------------
 Name:   Myron R. Shain
 Title:  Vice President